UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2017
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
As previously disclosed, Tecogen Inc. (the “Company”) filed a registration statement on Form S-4, which contains a proxy statement of the Company and a prospectus of the Company (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”). On April 12, 2017, the Registration Statement was declared effective by the SEC, and the Company announced that a special meeting of the Company’s stockholders (the “Special Meeting”) is scheduled to be held on May 18, 2017, at 11 a.m., Eastern Time, at the Company’s principal executive offices at 45 First Avenue, Waltham, Massachusetts 02451, to consider and vote on (1) a proposal to approve the issuance of the shares of common stock, par value $.001 per share, of the Company pursuant to the Agreement and Plan of Merger, dated as of November 1, 2016, as subsequently amended (the “Merger Agreement”), among the Company, Tecogen.ADGE Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and American DG Energy Inc. (“ADGE”), pursuant to which Merger Sub will merge with and into ADGE, with ADGE as the surviving entity such that ADGE will become a wholly-owned subsidiary of the Company (the “Merger”), and (2) a proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies. Stockholders of record of the Company at the close of business on April 24, 2017, will be entitled to vote by proxy or in person at the Special Meeting. The proxy statement is expected to be mailed to stockholders of record on or about May 4, 2017.
 Completion of the Merger is subject to certain conditions, including approval by the Company’s stockholders and other customary closing conditions.
A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
 CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K, or this Current Report, contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward looking statements are subject to various known and unknown risks, uncertainties and other factors. When the Company uses words such as “believes,” “expects,” “anticipates,” “estimates,” “plans” or similar expressions, the Company is making forward looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. For example, this Current Report states the date that the Company expects to mail the proxy statement to its stockholders and the date of the Special Meeting. These dates could change and the mailing and/or the date of the Special Meeting could be delayed.
You should not rely upon forward-looking statements except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this document as well as the Company’s other filings with the SEC, including the sections captioned “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 23, 2017.
Additional Information
This Current Report may be deemed to be solicitation material in respect of the proposed stockholder vote approving the Merger. The Company has filed with the SEC a Registration Statement on Form S-4, which Registration Statement will include a definitive proxy statement of the Company, a definitive proxy statement of ADGE and prospectus of the Company (when available). The Registration Statement was declared effective by the SEC on April 12, 2017. Notice of the Special Meeting and a definitive proxy statement/prospectus is expected to be mailed on or about May 4, 2017, to stockholders of the Company as of April 24, 2017. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus (when available) and other documents that the Company and ADGE file with the SEC from the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus (when available) and other relevant documents will also be available, without charge, by directing a request by mail or telephone to Attn: David Garrison, 45 First Ave., Waltham, MA 02451, 781-466-6403, or from the Company’s website, http://tecogen.com/.

 The Company, ADGE, their respective directors and executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Special Meeting at which the Company’s stockholders will have the opportunity to vote on the proposed Merger. Additional information regarding the interests of such potential participants will be included or incorporated by reference in the definitive proxy statement/prospectus (when available).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 12, 2017	Tecogen Inc.
By: /s/ David A. Garrison
David A. Garrison, Chief Financial Officer